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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 12. Disclosure of Results of Operations and Financial Condition.

        On April 28, 2003, McDonald's Corporation (the "Company") issued a press release announcing the Company's first quarter results. The press release is filed as Exhibit 99 hereto and incorporated herein by reference. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)
Date: April 29, 2003	By:	/s/ MATTHEW H. PAULL
Matthew H. Paull Corporate Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued April 28, 2003: McDonald's Reports First Quarter 2003 Results (furnished solely pursuant to Item 12 of Form 8-K).

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  Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index